UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 13, 2013

Commission file number 001-32511
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IHS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	13‑3769440 (I.R.S. Employer Identification Number)

15 Inverness Way East
Englewood, CO 80112
(Address of principal executive offices)
(303) 790‑0600
(Registrant's telephone number, including area code)

Former name or former address, if changed since last report: Not Applicable
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On August 13, 2013, IHS Inc. issued a press release providing revised financial guidance for fiscal year 2013. The announcement, furnished with this Form 8-K as an exhibit, was posted on the company's website (www.ihs.com) and distributed to the media through a newswire release. In addition, IHS posted to its website supplemental information regarding its revised methodology for calculating its non-GAAP measure, Adjusted EPS, and other supporting information relating to the revised financial guidance provided. The media release and supplemental schedules are attached as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

The media release and supplemental schedules incorporated by reference in this Current Report on Form 8-K contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended. Forward-looking statements are subject to various risks and uncertainties that could cause actual results and developments to differ materially from such statements. These risks and uncertainties include those discussed or identified by IHS from time to time in its public filings. A number of factors could cause the company's actual results, performance, achievements, or industry results to be materially different from any future results, performance, or achievements expressed or implied by these forward-looking statements. Due to those uncertainties and risks, readers of this Current Report on Form 8-K and the media release and supplemental schedules are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this Current Report. IHS disclaims any duty to update guidance or any other forward-looking statement to reflect subsequent events, actual results, or changes in the company's expectations.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release dated August 13, 2013.

99.2 Supplemental Schedules dated August 13, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IHS INC.

Date: August 13, 2013	By:	/s/ Stephen Green
Name: Stephen Green
Title: Executive Vice President, Legal and Corporate Secretary